UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2014

MAUI LAND & PINEAPPLE COMPANY, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-06510	99-0107542
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Village Road, Lahaina, Maui, Hawaii 96761

(Address of principal executive offices) (Zip Code)

(808) 877-3351

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

The Audit Committee of the Board of Directors of Maui Land & Pineapple Company, Inc. (the “Company”) annually selects and retains an independent registered public accounting firm, subject to ratification by the Company’s shareholders.

On March 5, 2014, after an evaluation process of several independent registered public accounting firms, the Audit Committee selected Accuity LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2014, replacing Deloitte & Touche LLP.  The selection effectively dismisses Deloitte & Touche LLP as the Company’s independent registered public accounting firm at the conclusion of their audit of the Company’s consolidated financial statements for the year ended December 31, 2013.

The reports of Deloitte & Touche on the Company’s consolidated financial statements for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than containing an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2012 and 2011 and through the date of this Current Report on Form 8-K, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.  During the years ended December 31, 2012 and 2011 and through the date of this Current Report on Form 8-K, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested Deloitte & Touche LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of that letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

During the years ended December 31, 2012 and 2011 and through the date of this Current Report on Form 8-K, neither the Company nor anyone on its behalf has consulted with Accuity LLP regarding either:

1.  The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or

2.  Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAUI LAND & PINEAPPLE COMPANY, INC.

Date:	March 11, 2014	By:	/s/ TIM T. ESAKI
Tim T. Esaki
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP regarding change in certifying accountant.